UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement.

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

YuMe, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 25, 2016, YuMe, Inc. issued the following press release:

YUME SENDS LETTER TO STOCKHOLDERS

Recommends Stockholders Support Its Highly Qualified Nominees and Long-Term Strategic Plan by

Voting the WHITE Proxy Card Today

Redwood City, Calif. – April 25, 2016 – YuMe, Inc. (NYSE: YUME) (the “Company”), the global audience technology company powered by data-driven insights and multi-platform expertise, today sent a letter to stockholders in connection with the Company’s 2016 Annual Meeting on May 27, 2016. YuMe’s stockholders of record as of the close of business on March 31, 2016 will be entitled to vote at the Annual Meeting.

The letter urges stockholders to vote the WHITE proxy card “FOR” the Company’s independent director nominees, Derek Harrar and Craig Forman, who possess the right combination of public company and industry experience to continue overseeing YuMe’s strategic plan to enhance value. In addition, the letter highlights YuMe’s 2016 strategic plan and its recent momentum.

The letter to YuMe stockholders is set forth below:

Stockholder Alert:

YuMe’s Board of Directors and management team urge you to vote FOR on the WHITE proxy card in advance of YuMe’s Annual Meeting of Stockholders on May 27, 2016. Your support is critical to ensuring YuMe has the right leadership in place as the Company continues to capitalize on significant market opportunities and pursue its carefully articulated strategic plan to create sustainable value.

YUME’S WELL-DEFINED STRATEGIC PLAN IS DRIVING SUSTAINABLE OPERATING PERFORMANCE AND STRATEGIC GROWTH

2016 Strategic Plan Highlights			Positioned to Capitalize on Compelling Market Dynamics
•	DRIVE GROWTH
	•	Continue increasing revenue from large brand advertisers through YuMe’s direct sales channel
	•	Establish programmatic (automated) sales channel with new, full-stack platform offerings launched in 2015: YuMe for Advertisers and YuMe for Publishers
•	IMPROVE PROFITABILITY
	•	Maintain gross margin within 46% to 48% long-term target
	•	Continue reducing operating expenses by $4 million YoY, primarily through sales & marketing efficiencies

YUME’S STRATEGIC PLAN IS GENERATING SIGNIFICANT RESULTS

4Q 2015 Financial Results Demonstrate YuMe’s Progress...

19% YoY	11% QoQ Increase	Maintaining
Revenue Growth	in Customers Exceeding $1 Million in	46% to 48%
in Yume’s Top 20 Advertiser Customers	Lifetime Spend with YuMe	Gross Margin

9% YoY	YoY Adjusted	~18% stock price increase
Decrease	EBITDA Expansion from	over the last six months vs. Nasdaq
in GAAP Operating Expenses	8.4% to 10.4%	Composite (-2.5%), S&P 500 (0.8%) and
Russel 2000 (-1.7%) indices*
*(Based on closing prices on 10/23/15 and 4/22/16)

...1Q 2016 to continue to build upon these strong trends

YuMe expects 1Q 2016 results to meet or exceed the revenue and adjusted EBITDA guidance ranges provided in its 4Q 2015 financial results press release dated February 18, 2016

YUME’S DIRECTOR NOMINEES, DEREK HARRAR AND CRAIG FORMAN ARE NEW TO THE BOARD AND UNIQUELY QUALIFIED TO HELP ENHANCE STOCKHOLDER VALUE

DEREK HARRAR

Vast industry experience in networks, media and video delivery

Advisor to private equity firms on TMT investment and operations strategies

Extensive business development and financial expertise, including roles at Comcast and Morgan Stanley

Public company board experience at Brightcove, a cloud and video delivery company

Appointed in 2015; nominated by YuMe’s then largest stockholder

CRAIG FORMAN

Vast industry experience in networks, media and digital advertising

Senior management experience at EarthLink, Yahoo!, Time Warner and others

Public company board experience at several digital media and advertising companies

Appointed in 2015 in consultation with YuMe stockholders

Silicon Valley product management expertise coupled with global media industry general management

VIEX’S NOMINEES LACK RELEVANT OPERATIONAL AND LEADERSHIP EXPERIENCE

ERIC SINGER

No relevant digital advertising, software, media, ad tech, or operational experience

High turnover in board roles – average board tenure of one year; reputation as a short-term investor

Six of seven companies underperformed against the S&P 500 during Singer’s Board tenure, and four generated negative total shareholder returns* (*Singer joined seventh company, Numerex, in March 2016: data unavailable for Zilog)

ELIAS NADER

No public company board experience

No media or ad tech experience

VIEX HAS NO PLAN FOR GENERATING LONG-TERM STOCKHOLDER VALUE OTHER THAN HIGHLIGHTING THEIR “CONCERNS”

PROTECT YOUR INVESTMENT IN YUME –

VOTE THE WHITE PROXY CARD TODAY

Vote via phone, Internet, or on the WHITE Proxy Card today	For questions or assistance in voting your shares, please contact:
Discard any Gold Proxy Cards you may receive	Innisfree M&A Incorporated Toll-Free: (888) 750-5834 (From the U.S. & Canada) (412) 232-3651 (From Other Locations)

The stockholder letter can also be viewed at YuMe’s 2016 Annual Meeting website, www.YuMeStockholderValue.com.

If you have questions or need assistance voting your WHITE proxy card, please contact:

Innisfree M&A Incorporated
Stockholders in the U.S. and Canada may call toll-free: (888) 750-5834
Stockholders in other locations may call: + (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833

About YuMe

YuMe, Inc. (YUME) is a leading provider of global audience technologies, curating relationships between brand advertisers and consumers of premium video content across a growing range of connected devices. Combining data-driven technologies with deep insight into audience behavior, YuMe offers brand advertisers end-to-end marketing software that establishes greater brand resonance with engaged consumers. It is the evolution of brand advertising for an ever-expanding video ecosystem. YuMe is headquartered in Redwood City, California, United States with European headquarters in London, totaling 17 offices worldwide. For more information, visit YuMe.com/pr, follow @YuMeVideo and like YuMe on Facebook.

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include but are not limited to statements regarding the proposed director nominees and YuMe’s future financial results. Actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, that historical growth rates and results may not be indicative of future growth rates and results; economic downturns and the general state of the economy; our ability to expand our customer base and increase sales to existing customers; unforeseen difficulties executing on our strategic activities; our ability to retain and hire necessary employees; the impact of seasonality on our business; our ability to successfully sell, integrate or maintain our programmatic solution; whether sufficient advertising customers or digital media property owners adopt our programmatic solution; our ability to develop innovative, new products and services on a timely and cost-effective basis; client acceptance of our products and services; unforeseen changes in expense levels; competition and the pricing strategies of our competitors, which could lead to pricing pressure; and the effect the announcement of the stockholder proposal and nominations may have on YuMe’s relationships with its stockholders and other constituencies and on our ongoing business operations. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of YuMe’s most recent Form 10-K and YuMe’s other filings, which are available on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov. These forward-looking statements are based on current expectations and YuMe assumes no obligation to update this information.

Important Additional Information

YuMe filed a proxy statement with SEC in connection with the solicitation of proxies for the 2016 Annual Meeting (the “Proxy Statement”) on April 14, 2016. YuMe, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2016 Annual Meeting. Information regarding the names of YuMe’s directors and executive officers and their respective interests in YuMe by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in YuMe’s securities have or will change following the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in YuMe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 10, 2016. Details concerning the nominees of YuMe’s Board of Directors for election at the 2016 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF YUME ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by YuMe free of charge from the SEC’s website, www.sec.gov. YuMe stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Secretary, YuMe, Inc., 1204 Middlefield Road, Redwood City, 94063.

Contacts

Investor Relations

YuMe, Inc.

Gary J. Fuges, CFA, 650-503-7875

ir@yume.com

Innisfree M&A Incorporated

Larry Miller / Jennifer Shotwell, 212-750-5833

Media Relations

Sard Verbinnen & Co

John Christiansen / Meghan Gavigan, 415-618-8750

jchristiansen@sardverb.com / mgavigan@sardverb.com